EXHIBIT 99.1

                           RESOLUTIONS ADOPTED BY THE
                              BOARD OF DIRECTORS
                                      OF
                       DAWSON PRODUCTION SERVICES, INC.

                                 July 30, 1998


      WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to ensure that the Corporation has reasonable notice of any and all shareholder proposals and shareholder nominations for directors in order to provide the Corporation with sufficient time to respond to such proposals and to provide shareholders with appropriate information regarding the merits of such proposals; and

      WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to ensure that the Corporation has appropriate procedures in place for the request of special meetings by shareholders in order to provide the Corporation with sufficient evidence of shareholder interest in holding special meetings and sufficient time to schedule special meetings and to provide shareholders with specific guidelines for submitting such requests; and

      WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to increase the number of directorship vacancies which the Board of Directors can fill upon an increase in the number of directors from one to two; and

      WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to allow the Corporation to accept promissory notes, services performed, or other tangible or intangible property as consideration for an issuance of shares; and

      WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to adopt the following amendments to the Corporation's Bylaws providing for advance notice to the Corporation of such matters at times that the Board has determined are reasonable in view of the procedural steps required;

      NOW, THEREFORE, IT IS

            RESOLVED, that pursuant to Article VIII of the Corporation's Amended and Restated Articles of Incorporation and Section 10.08 of the Corporation's Bylaws, effective the date hereof, a new Section 2.13 entitled "Notice of Shareholder Business and Nominations" is added to the Corporation's Bylaws dated February 2, 1995, to read as set forth on EXHIBIT A attached hereto and incorporated herein by reference; and further

            RESOLVED, that pursuant to Article VIII of the Corporation's Amended and Restated Articles of Incorporation and Section 10.08 of the Corporation's
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      Bylaws, effective the date hereof, Section 2.02 of the Corporation's
      Bylaws dated February 2, 1995 as amended January 4, 1996, entitled "Special Meetings" is amended in its entirety to read as set forth on EXHIBIT B attached hereto and incorporated herein by reference; and further

            RESOLVED, that pursuant to Article VIII of the Corporation's Amended and Restated Articles of Incorporation and Section 10.08 of the Corporation's Bylaws, effective the date hereof, the second sentence of
      Section 3.03 is hereby amended in the Corporation's Bylaws dated February 2, 1995, to read as set forth on EXHIBIT C attached hereto and incorporated herein by reference; and further

            RESOLVED, that pursuant to Article VIII of the Corporation's Amended and Restated Articles of Incorporation and Section 10.08 of the Corporation's Bylaws, effective the date hereof, Section 7.04 is hereby amended in the Corporation's Bylaws dated February 2, 1995, to read as set forth on EXHIBIT D attached hereto and incorporated herein by reference; and

            RESOLVED, that all legal acts and transactions of the officers and directors of the Corporation taken consistent with these resolutions are hereby ratified and approved as acts of the Corporation.
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                                   EXHIBIT A

      SECTION 2.13.  NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.

            (A)   ANNUAL MEETINGS OF SHAREHOLDERS.

                  (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Article Two,
Section 2.04 of these Bylaws, (b) by or at the direction of the Chairman of the Board of Directors, or (c) by any shareholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (2) and (3) of this paragraph (A) of this Bylaw and who is a shareholder of record at the time such notice is delivered to the Secretary of the Corporation.

                  (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) of paragraph
(A)(1) of this Bylaw, the shareholder must give timely notice thereof in writing to the Secretary of the Corporation. With respect to the 1999 Annual Meeting of Shareholders and all subsequent annual meetings, to be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. With respect to the 1998 Annual Meeting of Shareholders, regardless of when held, to be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the day that is twenty days following the public announcement of this Bylaw. A shareholder's notice delivered pursuant to this
Section 2.13 shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

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                  (3) Notwithstanding anything in the second sentence of
paragraph (A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

            (B) SPECIAL MEETINGS OF SHAREHOLDERS. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Article Two, Section 2.04 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a shareholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by shareholders of persons for election to the Board of Directors may be made at such special meeting of shareholders if the shareholder's notice as required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

            (C) GENERAL.

                  (1) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as a director and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

                  (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

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                  (3) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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                                   EXHIBIT B

      SECTION 2.02.  SPECIAL MEETINGS.

            (A)   PERSONS ENTITLED TO CALL A SPECIAL MEETING.

                  A special meeting of the shareholders may be called at any time by the president, the board of directors, or the holders of not less than twenty percent of all shares entitled to vote at such meeting.

            (B) PROCEDURE FOR CALLING OF SPECIAL MEETING BY SHAREHOLDERS.

                  In the event the shareholders wish to call a special meeting, such shareholders shall present a written request for a special meeting signed by the record owners of at least twenty percent of the shares entitled to vote at the meeting to the Corporation with evidence reasonably satisfactory to the Corporation that the meeting was requested by the "beneficial owners" of the shares as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934. This written request must also include the shareholders' purpose or purposes for calling the special meeting.

            (C) NOTICE.

                  All notices of special meetings shall be given by the Secretary of the Corporation pursuant to Section 2.04 of the Corporation's Bylaws.

            (D) SCHEDULING OF SPECIAL MEETINGS.

                  The scheduling of a special meeting shall be reasonably determined by the Corporation giving due consideration to the length of time required to: (1) set the record date pursuant to Section 2.10 of the Corporation's Bylaws; (2) set a meeting date; (3) obtain all necessary information from brokers; and (4) comply with all applicable rules of the Securities and Exchange Commission and any applicable stock exchange or over the counter trading system.

                  The Corporation may also take into consideration the timing of the next anticipated annual shareholder meeting when scheduling a special meeting.

            (E) PURPOSE OR PURPOSES.

                  Only business within the purpose or purposes described in the request for a special meeting and the notice of special meeting sent pursuant thereto may be conducted at such meeting.

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                                   EXHIBIT C

SECTION 3.03-SECOND SENTENCE. Any directorship to be filled by reason of an increase in the number of directors may be filled by (a) the shareholders at any annual or special meeting of the shareholders called for that purpose or (b) the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

SECTION 3.02 - SECOND SENTENCE. Such number may be increased or decreased by a resolution of the board of directors; provided, however, that during the period of time between each annual meeting of shareholders, the board of directors shall not be increased by greater than two members without the consent of the shareholders.

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                                   EXHIBIT D

SECTION 7.04. The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible benefit to the corporation or other property of any kind or nature, including cash, promissory notes, services performed, contracts for services to be performed, other securities of the corporation, or securities of any other corporation, domestic or foreign, or other entity. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid or delivered as required in connection with the authorization of the shares. When such consideration shall have been paid or delivered, the shares shall be deemed to have been issued and the subscriber or shareholder entitled to receive such issue shall be a shareholder with respect to such shares, and the shares shall be considered fully paid and non-assessable. In the absence of fraud in the transaction, the judgment of the board of directors as to the value and sufficiency of the consideration received for shares shall be conclusive. The consideration received for shares shall be allocated by the board of directors, in accordance with law, between stated capital and surplus accounts.

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